UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 10, 2004
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13612


              Delaware                                     02-0398678
    (State or other jurisdiction                         (IRS Employer
         of incorporation)                             Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 12: Results of Operations and Financial Condition

On May 10, 2004, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this
Item 12 of the Form 8-K and is attached hereto as Exhibit 99.1.

(c) Exhibits.

        99.1      Press release dated May 10, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONGOLEUM CORPORATION


Date:  May 10, 2004                         By  /s/ Howard N. Feist III
                                                --------------------------
                                                Howard N. Feist III
                                                Chief Financial Officer

                                  Exhibit Index


Exhibit
Number      Description

  99.1      Press release dated May 10, 2004